METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Adrienne O’Neill

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Adrienne O’Neill, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of June 2026.

/s/ Adrienne O’Neill
Adrienne O’Neill

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Carla A. Harris

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carla A. Harris, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Carla A. Harris
Carla A. Harris

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Christian S. Mumenthaler

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Christian S. Mumenthaler, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Christian S. Mumenthaler
Christian S. Mumenthaler

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Daniel S. Glaser

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Daniel S. Glaser, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June 2026.

/s/ Daniel S. Glaser
Daniel S. Glaser

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Diana L. McKenzie

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Diana L. McKenzie, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts ; Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class; File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal lncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity ;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (8);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Diana L. McKenzie

Diana L. McKenzie

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Jeh C. Johnson

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Jeh C. Johnson, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June 2026.

/s/ Jeh C. Johnson
Jeh C. Johnson

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John D. McCallion

Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John D. McCallion, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ John D. McCallion
John D. McCallion

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Laura J. Hay

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Laura J. Hay, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Laura J. Hay
Laura J. Hay

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Mark A. Weinberger

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mark A. Weinberger, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts ;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal lncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of June 2026.

/s/ Mark A. Weinberger

Mark A. Weinberger

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michel A. Khalaf

President, Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michel A. Khalaf, President, Chief Executive Officer and Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Michel A. Khalaf
Michel A. Khalaf

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michelle Seitz

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Michelle Seitz, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts 8 Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ Michelle Seitz
Michelle Seitz

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

R. Glenn Hubbard

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June 2026.

/s/ R. Glenn Hubbard
R. Glenn Hubbard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

William E. Kennard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Jamie Zaretsky and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Insurance Company

File No. 333-209461 MetLife Shield Level Selector Annuity

File No. 333-207093 MetLife Shield Level Selector 3-Year Annuity

File No. 333-268428 Registered Fixed Account Option with Gold Track Select Annuity

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account Variable Annuity Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and Metropolitan Life Separate Account E VestMet Group and Individual Annuity Contracts;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B Class, Bonus Class, C Class and L Class;

File No. 333-69320 MetLife Asset Builder;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal IncomePlus®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered from December 12, 2008 through October 7, 2011);

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 MLIC Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered after October 7, 2011);

File No. 333-190296 Gold Track Select Annuity;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM -Standard Version and MetLife Investment Portfolio ArchitectSM -C Share Option;

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL and Flexible Premium Multifunded Life Insurance Policy;

File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies (“Group Policies”);

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 New England Variable Annuity Fund I;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL); and

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June 2026.

/s/ William E. Kennard
William E. Kennard